                                                                   EXHIBIT 10.29
                                    RECEIVED
                                   Executive

                                                        [SHELL OIL COMPANY LOGO]

                                  MAR 06 1990

                                                            One Shell Plaza
                                                            P O Box 2463
                                                            Houston. Texas 77252

February 27, 1990

Certified Mail
Return Receipt Requested

Mr. Richard F. Barnes
President
Alaska Pipeline Company
3000 Spenard Road
P. O. Box 190288
Anchorage, Alaska 99519-0288

Dear Mr. Barnes:

SUBJECT: PARTIAL ASSIGNMENT OF GAS PURCHASE CONTRACT
         GAS PURCHASE CONTRACT BETWEEN
         SHELL WESTERN E&P INC. AND
         ALASKA PIPELINE COMPANY
         DATED DECEMBER 20, 1982

This letter is written pursuant to a services agreement between Shell Western E&P Inc. (SWEPI) and Shell Oil Company.

Please find enclosed one (1) copy of a Partial Assignment of the subject Gas Purchase Contract from SWEPI to Arco Alaska, Inc. (ARCO). This document should suffice as evidence of ARCO's assumption of an undivided one-third (1/3) interest in and to all obligations and interests under the subject contract, as amended.

This letter and enclosed copy of the assignment is being sent to fulfill the notice requirements of Article XVI, paragraph 16.1 of the contract. Please accept this notice as binding upon Alaska Pipeline Co. as of March 1, 1990 (although the assignment is dated October 1, 1989). ARCO is hereby notified by copy of this letter of the effective date.

If you have any questions or problems regarding this transaction, please feel free to contact me at (713) 241-6412 or Don Canavier at (713) 241-6230.

Yours very truly,

/s/ R. Planty

R. Planty
Regional Manager
Natural Gas Marketing - West

DLC/bdt

Enclosure

cc: Arco Alaska, Inc.
    Attn: Mr. Bruce Depriester
          Manager Marketing
    P.O. Box 100360
    Anchorage, Alaska 99510-0360

                   PARTIAL ASSIGNMENT OF GAS PURCHASE CONTRACT

    This partial assignment is made effective this 1st day of October, 1989, by and between Shell Western E&P Inc., a Delaware corporation (hereinafter referred to as "Assignor"), and ARCO Alaska, Inc., a Delaware corporation (hereinafter referred to as "Assignee");

                                    Recitals

      WHEREAS, Shell Oil Company entered into a Gas Purchase Contract dated December 20, 1982 to sell gas to Alaska Pipeline Company from the Beluga River Gas Field area, Cook Inlet, Alaska (the "Enstar Contract"); and

      WHEREAS, Assignor has succeeded to the interest of Shell Oil Company, as Seller under the Enstar contract; and

      WHEREAS, Enstar Corporation has succeeded to the interest of Alaska Pipeline Company as Buyer under the Enstar Contract; and

      WHEREAS, Shell Oil Company entered into a Gas Purchase Agreement ("the 1984 Agreement"), with Atlantic Richfield Company dated July 1, 1984; and

      WHEREAS, Assignee has succeeded to the interest of its parent Atlantic Richfield Company under the 1984 Agreement; and

      WHEREAS, under the 1984 Agreement, Assignor purchased from Assignee portions of the gas sold by Assignor under the Enstar Contract; and

      WHEREAS, Assignor and Assignee mutually desire to terminate the 1984 Agreement, and in place of the 1984 Agreement enter into a partial assignment of Assignor's rights, obligations and interests under the Enstar Contract as amended, to Assignee;

      NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to Assignee an undivided one-third (1/3) interest in and to Assignor's rights, obligations and interests under the Enstar Contract as amended, a copy of which Contract and all amendments thereto are attached hereto and made a part hereof, and Assignee hereby assumes an undivided one-third (1/3) interest in and to Assignor's rights, obligations and interests under the Enstar Contract as amended. Assignor and Assignee further agree that the 1984 Agreement shall be cancelled as of the effective date of this Assignment; provided, however, that if this Assignment or any part thereof is void or becomes invalid, the 1984 Agreement, as amended, will be reinstated according to its terms as of the date of execution of this Assignment.

      For the purpose of Article 17 of the Enstar Contract, Assignee's address shall be:

            ARCO Alaska, Inc.
            P.O. Box 100360
            Anchorage, Alaska 99510-0360
            Attn: Manager Marketing

SHELL WESTERN E&P INC.                       ARCO ALASKA, INC.

By /s/ L. L. Smith                           By /s/ H.P. Foster, Jr.
   --------------------------                   --------------------------

                                                 H. P. Foster, Jr.
Its Attorney-in-Fact                         Its Senior Vice President
    --------------------------                   --------------------------

STATE OF Texas)
               ss.
Harris County)

      The foregoing instrument was acknowledged before me this 22 day of September, 1989, by L.L. Smith of SHELL WESTERN E&P INC., a Delaware corporation, on behalf of the corporation.

                                                  /s/ Carolyn Clements
                                                  ------------------------------
                                                  Notary Public in and for Texas
                                                  My Commission Expires:12-21-92

STATE OF ALASKA)
                     ss.
Third Judicial Dist.)

     The foregoing instrument was acknowledged before me this 8th day of February, 1990, by H.P. Foster, Jr. of ARCO ALASKA, INC., a Delaware corporation, on behalf of the corporation.

                                                 /s/ Marilyn H. Roth
                                                 -------------------------------
                                                 NOTARY PUBLIC IN AND FOR ALASKA
                                                 MY COMMISSION EXPIRES: 8/24/93